Exhibit  10.1

AMENDMENT NO. 2

TO

EMPLOYMENT AGREEMENT

This Amendment No. 2 to the Employment Agreement (“Amendment”), dated April 27, 2016, is by and between Drone Aviation Holding Corp., a Nevada corporation with an address 11651 Central Parkway #118, Jacksonville, FL 32224 (the “Company”), and Kevin Hess (the “Executive”).

WHEREAS, the parties entered into an Employment Agreement on May 18, 2015 (the “Employment Agreement”); and

WHEREAS, the parties entered into an Amended and Restated Employment Agreement on October 2, 2015 (Hess Amendment No. 1); and

WHEREAS, the parties wish to further amend the Employment Agreement as set forth below, with the understanding that all other provisions of the Employment Agreement shall remain unchanged;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the parties hereto agree as follows:

1. Section 2 of the Hess Amendment No. 1 shall be amended in its entirety to read as follows:

The Employee shall serve as Chief Technology Officer of the Corporation, with such duties, responsibilities and authority as are commensurate and consistent with his position, as may be, from time to time, assigned to him by the Chief Executive Officer (the “CEO”) of the Corporation. The Employee shall report directly to the CEO. During the Term (as defined in Section 3), the Employee shall devote all of his full business time and efforts to the performance of his duties hereunder unless otherwise authorized by the Board. Notwithstanding the foregoing, the expenditure of reasonable amounts of time by the Employee for the making of passive personal investments, the conduct of business affairs and charitable and professional activities shall be allowed, provided such activities do not materially interfere with the services required to be rendered to the Corporation hereunder and do not violate the restrictive covenants set forth in Section 9 below.

2. Section 3 of the Employment Agreement- Term of Employment- is hereby extended by one (1) year until May 18, 2018.

3. The terms and conditions of all other sections of the Employment Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first stated above.

[Signature Page to the Amendment No. 2 to Employment Agreement]

DRONE AVIATION HOLDING CORP.

By: /s/ Kendall Carpenter
Name: Kendall W. Carpenter
Title: Chief Financial Officer

By: /s/ Kevin Hess
Name: Kevin Hess
Title: Chief Technology Officer

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